SUMMARY PROSPECTUS ï FEBRUARY 26, 2010 Van Kampen Global Tactical Asset Allocation Fund

Class / Ticker  A VGTAX  B VGTBX  C VGTCX  I VGTIX  R VGTRX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.vankampen.com/gtaa. You can also get this information at no cost by calling 800-847-2424 or by sending an e-mail request to prospectus.vk@vankampen.com. The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated February 26, 2010, the Fund’s audited financial statements for the period ended October 31, 2009, including the notes thereto, and the report of Deloitte & Touche LLP, included in the Fund’s annual report dated October 31, 2009, are all incorporated by reference into this Summary Prospectus. The Fund’s SAI and annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objective
The Fund’s investment objective is to seek capital appreciation over time.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Van Kampen funds. More information about these and other discounts is available from your financial professional and in the “Purchase of Shares” section beginning on page 19 of the Fund’s prospectus.

	Class A	Class B	Class C	Class I	Class R
	Shares	Shares	Shares	Shares	Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None

Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	5.00%[1]	1.00%[2]	None	None

Maximum sales charge (load) imposed on reinvested dividends (as a percentage of net assets)	None	None	None	None	None

Account Maintenance (Low Balance) Fee (for accounts generally under $750)	$12/yr	$12/yr	$12/yr	$12/yr	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%	0.75%	0.75%	0.75%	0.75%

Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	None	0.50%

Other expenses	1.36%	1.41%	1.37%	1.47%	1.48%

Acquired fund fees and expenses	0.07%	0.07%	0.07%	0.07%	0.07%

Total annual fund operating expenses	2.43%	3.23%	3.19%	2.29%	2.80%

Fee waiver and/or expense reimbursement[3]	1.16%	1.21%	1.17%	1.27%	1.28%

Net annual fund operating expenses after fee waiver and/or expense reimbursement[3]	1.27%	2.02%	2.02%	1.02%	1.52%

1	The maximum deferred sales charge is 5.00% in the first year after purchase, 4.00% in the second year, 3.00% in the third year, 2.50% in the fourth year and 1.50% during the fifth year after purchase and zero thereafter. See “Purchase of Shares — Class B Shares” in the Fund’s prospectus.
2	The maximum deferred sales charge is 1.00% in the first year after purchase and zero thereafter. See “Purchase of Shares — Class C Shares” in the Fund’s prospectus.
3	The Fund’s investment adviser is currently waiving or reimbursing all or a portion of the Fund’s management fees or other expenses. The fee waivers and/or expense reimbursements are expected to continue (such that the net annual fund operating expenses after fee waivers and/or expense reimbursements, excluding acquired fund fees and expenses, do not exceed 1.20% for Class A Shares, 1.95% for Class B Shares, 1.95% for Class C Shares, 0.95% for Class I Shares and 1.45% for Class R Shares) until such time that the Fund’s Board of Trustees acts to discontinue such waivers and/or reimbursements when it deems that such action is appropriate.

Example:
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s net operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$697	$955	$1,232	$2,021

Class B Shares	$705	$934	$1,238	$2,155

Class C Shares	$305	$634	$1,088	$2,348

Class I Shares	$104	$325	$563	$1,248

Class R Shares	$155	$480	$829	$1,813

You would pay the following expenses if you did not redeem your shares:

Class A Shares	$697	$955	$1,232	$2,021

Class B Shares	$205	$634	$1,088	$2,155

Class C Shares	$205	$634	$1,088	$2,348

Class I Shares	$104	$325	$563	$1,248

Class R Shares	$155	$480	$829	$1,813

Portfolio Turnover
The Fund pays transaction costs, such as commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a diversified mix of equity securities and fixed income securities of U.S. and non-U.S. issuers.

Under normal market conditions, the Fund invests primarily in (i) equity securities of U.S. and non-U.S. issuers, including common and preferred stocks, convertible securities and equity-linked securities, and rights and warrants to purchase equity securities, and (ii) fixed income securities of U.S. and non-U.S. issuers, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities, mortgage-related or mortgage-backed securities, asset-backed securities, floating rate securities and inflation-linked fixed income securities. The Fund may invest a portion of its assets in below investment grade fixed income securities. The Fund may invest up to 10% of its total assets in other investment companies, including exchange traded funds (“ETFs”).

The Fund’s investment adviser seeks to create a portfolio of assets that is widely diversified among equity securities and fixed income securities from issuers located around the world and within various sectors and currencies. The Fund’s investment adviser follows a top-down approach, first assessing the relative attractiveness of global asset classes. Within these global asset classes, the investment adviser evaluates the relative attractiveness of different regions and countries and then uses a sector selection process within different geographic regions. In the Fund’s portfolio management process, the Fund considers an equity security’s and a fixed income security’s potential for capital appreciation in its buy, hold and sell decisions. Portfolio securities are typically sold when the assessments of the Fund’s investment adviser for capital appreciation of individual securities changes or the investment adviser’s overall assessment of asset classes, countries, sectors or currencies materially change. Under normal market conditions, the Fund will invest at least 40% of its total assets in non-U.S. securities and other instruments and will invest in generally eight or more countries (including the United States).

The Fund may purchase and sell certain derivative instruments known as “derivatives,” such as options, futures contracts, options on futures contracts, swaps and currency-related transactions involving options, futures contracts, forward contracts and commodity linked derivatives (collectively, also referred to in the Fund’s prospectus as Strategic Transactions) for various portfolio management purposes, and to mitigate risks. In general terms, a derivative instrument is one whose value depends on (or is derived from ) the value of an underlying asset, interest rate or index. The Fund may invest in certain opportunistic investments, including precious metals and energy and other assets that trade in the commodity markets, through investment in commodity linked derivatives, real estate investment trusts (“REITs”) and foreign real estate companies.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The prices of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer maturities. The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall securities market and, while backed by the U.S. government, are not guaranteed against declines in their market prices. As interest rates changes, zero coupon bonds often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement.

•	Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also known as “junk bonds”) may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund’s interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments or adverse economic conditions than are higher-grade securities.

•	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can very widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund’s income risk.

•	Prepayment or call risk. If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from the prepaid or called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders. Mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.

•	Extension risk. The prices of fixed income securities tend to fall as interest rates rise. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

•	Inflation-linked fixed income securities risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a direct correlation to either a rise (inflation) or a drop (deflation) in the general price level. There is generally some lag between the time that inflation occurs in the economy and when it is factored into inflation-indexed security valuations. In addition, the inflation index generally used is the non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the Fund’s income level to fluctuate.

•	Foreign risks. Risks of investing in securities of foreign issuers, including emerging market country issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. Securities of emerging market country issurers may be subject to heightened levels of these risks. To the extent the Fund focuses its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.

•	Risks of investing in REITs and foreign real estate companies. Investing in REITs and foreign real estate companies makes the Fund susceptible to the risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and certain other expenses. In addition, REITs and foreign real estate companies depend upon specialized management skills, may be less diversified, may have lower trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.

•	Risks of using derivative instruments. Risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid.

The Fund’s investments in commodity linked derivatives to gain exposure to investment returns of assets that trade in the commodity market may subject the Fund to greater volatility than investment in traditional securities. The value of commodity linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The prices of precious metals and precious metal related securities, in particular, have historically been very volatile.

Annual Performance
One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual return of the Fund’s Class A Shares over the past calendar year prior to the date of the Fund’s prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the return shown below would have been lower. The actual annual returns of Class B Shares, Class C Shares, Class I Shares and Class R Shares would have similar variability from year to year as shown for the Fund’s Class A Shares; however, the actual annual returns of such classes of shares will differ from that shown for Class A Shares. Remember that past performance of the Fund is not indicative of its future performance.

Annual Return

During the one-year period shown in the bar chart, the highest quarterly return for Class A Shares was 13.18% (for the quarter ended September 30, 2009) and the lowest quarterly return for Class A Shares was –9.48% (for the quarter ended March 31, 2009).

Comparative Performance
As a basis for evaluating the Fund’s performance and risks, the table below shows how the Fund’s performance compares with the Morgan Stanley Capital International (“MSCI”) World Index, a broad-based market index that the Fund’s investment adviser believes is an appropriate benchmark for the Fund, and a blended index composed of 65% MSCI World Index, 30% J.P. Morgan Government Bond Index-Global Unhedged USD, and 5% Citigroup 3-Month Treasury Bill Index (the “Blended Index”). The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. The J.P. Morgan Government Bond Index-Global Unhedged USD (GBI Global Unhedged US) measures the performance in U.S. dollars on an unhedged basis of fixed rate government debt of major developed global bond markets. The Index includes only traded issues available to investors. The Citigroup 3-Month Treasury Bill Index is a fixed income market-value weighted index that includes all U.S. Treasury and U.S. agency securities with maturities of three-months. The Fund’s performance figures include the maximum sales charges paid by investors. The indices’ performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund’s Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund’s Class B

Shares, Class C Shares, Class I Shares and Class R Shares will vary from the Class A Shares’ returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Generally, after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after-tax return may be higher than the before-tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2009 (the most recently completed calendar year prior to the date of the Fund’s prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance. The “Since Inception” performance information shown below for each class of shares and the corresponding performance information for the MSCI World Index and the Blended Index is provided since December 29, 2008.

Average Annual Total Returns
for the Periods Ended	Past	Since
December 31, 2009	1 Year	Inception

Class A Shares

Return Before Taxes	11.46%	12.85%

Return After Taxes on Distributions	9.31%	10.70%

Return After Taxes on Distributions and Sale of Fund Shares	7.62%	9.77%

MSCI World Index	29.99%	32.56%

Blended Index	19.80%	20.88%

Class B Shares

Return Before Taxes	12.64%	15.08%

MSCI World Index	29.99%	32.56%

Blended Index	19.80%	20.88%

Class C Shares

Return Before Taxes	16.86%	19.28%

MSCI World Index	29.99%	32.56%

Blended Index	19.80%	20.88%

Class I Shares

Return Before Taxes	18.57%	19.99%

MSCI World Index	29.99%	32.56%

Blended Index	19.80%	20.88%

Class R Shares

Return Before Taxes	17.98%	19.39%

MSCI World Index	29.99%	32.56%

Blended Index	19.80%	20.88%

Investment Advisory Services
Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). Information about the current persons jointly and primarily responsible for the day-to-day management of the Fund’s portfolio is shown below:

	Title with	Date Began
Name	Adviser	Managing Fund

Francine J. Bovich	Managing Director	2008

Henry McVey	Managing Director	2009

Purchase and Sale of Fund Shares
The minimum initial investment amount for Class A Shares, Class B Shares and Class C Shares is $1,000 for each such class of shares for regular accounts and retirement accounts; and $50 for each such class of shares for accounts participating in a systematic investment program established directly with the Fund. The minimum subsequent investment is $50 for each such class of shares and all account types. Class I Shares and Class R Shares, which are generally available for purchase only by eligible institutions, retirement accounts and fee-based investment programs, have no minimum initial or subsequent investment requirements, provided the other eligibility requirements for purchase are met. For more information, see “Purchase of Shares — How to Buy Shares” in the Fund’s prospectus.

The Fund’s shares are redeemable. Generally, holders of Class A Shares, Class B Shares and Class C Shares may redeem some or all of their shares without charge by the Fund (other than any applicable deferred sales charge) on any business day by written request (through an authorized dealer following procedures specified by such authorized dealer) or by telephone request by calling (800) 847-2424. Holders of Class I Shares and Class R Shares must contact their plan administrator, program administrator or authorized dealer to redeem shares. Payment for shares redeemed generally will be made within seven days after receipt of request; certain telephone redemptions may be eligible for payment by wire transfer on the next business day.

Tax Information
Shareholders may receive distributions from the Fund of dividends and capital gains, which may be taxable to shareholders. Additionally, a sale of Fund shares is generally a taxable event for shares held in taxable accounts. See “Federal Income Taxation” in the Fund’s prospectus.

Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Van Kampen Funds Inc. 522 Fifth Avenue New York, New York 10036 www.vankampen.com Copyright © 2010 Van Kampen Funds Inc. All rights reserved. Member FINRA/SIPC. Lit-Link: GTAASUM 2/10